UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

March 29, 2007

EQUICAP, INC.
(Exact name of registrant as specified in charter)

NEVADA
(State or other Jurisdiction of Incorporation or Organization)

000-31091	10510 Hillsboro Road Santa Ana, CA 92705	33-0652593
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

909-697-2111
(Registrant’s telephone number, including area code)

5528 Westcott Circle, Frederick, Maryland 217
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the share exchange by Equicap, Inc. (“Company”) with Usunco Automotive Limited (“Usunco”) and all its equity owners, Mr. Thomas Colligan, the sole director and officer of the Company before the share exchange, tendered his resignation as an officer effective on the consummation of the share exchange and as a director effective on the 10th day after the filing and distribution of a Schedule 14f-1. The Schedule 14f-1 was mailed to stockholders on March 19, 2007. Effective today, Mr. Colligan’s resignation is effective.

Mr. Peter Wang, the current sole director and officer of the Company, by written consent dated March 29, 2007, has taken action to appoint two persons as directors of the company and appointed the officers of the Company.

Officers and Directors

Effective March 29, 2007 the officers and directors are as follows:

Name	Age	Position with Company

Peter Wang	53	Chairman and President

Jason Lu	51	Director, Chief Executive Officer

Haining Liu	54	Director

David Ming He	37	Chief Financial Officer

Mr. Peter Wang has been the Chairman of the board of directors since the inception of Usunco in April 2006. He has more than 20 years of experience in technology and service area with strong background in research and development, operations and corporate management. Mr. Wang successfully co-founded a telecom venture in China, Unitech Telecom (now named UTStarcom, NASDAQ: UTSI) in 1990 and was the Executive Vice President until August 30, 1995. Before forming his own companies, Mr. Wang worked at AT&T Bell Labs during 1987-1990 and Racal-Milgo Information System during 1983-1987. He also served on the board of directors of the U.S. and Chinese company China Biopharma, Inc. (OTCBB: CBPC). Mr. Wang was also a co-chairman of Business Advisory Council of the National Republican Congressional Committee during the period 1994-1995. In 2004, Mr. Wang received Outstanding 50 Asian Americans in Business Award. Mr. Wang earned his BS in Math & Computer Science and MS in Electrical Engineering from University of Illinois in 1983, as well as MBA in Marketing from Southeast-Nova University in 1986. Mr. Wang is a director of China Biopharma, Inc. (CBPC.OB), a company involved in biopharmaceutical distribution and of PacificNet, Inc. (PACT), a company involved in operating telephone calling centers and casino equipment.

Mr. Jason Lu has been serving as the Chief Executive Officer since the inception of Usunco in April 2006, as well as the Executive Vice President of IBC Automotive Products, Inc., its wholly-owned subsidiary. He spent more than 20 years in Sino-U.S. business development with strong experience in corporate operations and management. Between February 1990 and March 1993, Mr. Lu served as the Deputy General Manager for Hubei International Trading Corporation. During the recent 5 years, he focused in the automotive market. He served as the Vice President of California-headquartered Andus Group from November 2001 until June, 2003, and served as the Vice President of Century Automotive Mfg., Inc from July 2003 until November, 2006. Between 1999 and 2001, he acted as the Executive Vice President of Means Come Enterprises. He was elected the Deputy General Secretary of Association of International Laws, Hubei Branch, for the tenure between 1985 and 1988. Mr. Lu received BA of English Literature and Language from Wuhan University, China in 1982 and Master of Laws from Law School of Wuhan University, China in 1984.

Mr. Haining Liu has been a Director of Usunco since its inception in April 2006. He is the Chairman and President of Zhejiang Province Science & Technology Venture Capital since 1995. This fund has brought nine companies out of its portfolio to the public market in China. Before joining the fund, Mr. Liu served as the President of Zhejiang Keji Qicai Company, which is under direct supervision of Zhejiang Province Science and Technology Commission, handling technology licensing and scientific instruments import and export.

Mr. David Ming He joined Usunco in January 2007 as the Chief Financial Officer. From October 2004 until January 2007 Mr. He served as the Senior Manager of SORL Auto Parts, Inc. (NASDAQ: SORL) in charge of capital market operations, investor relations, SEC filings and corporate internal controls. In his two years with SORL, Mr. He has been instrumental in SORL’s progress in US capital market from an OTC BB company to a NASDAQ Global Market listed company, and also successfully completed a secondary public offering in November 2006. From 1994 to 2001, Mr. He was a senior manager in corporate banking with Credit Agricole Indosuez (now Calyon) in Shanghai. Mr. He holds the designations of Chartered Financial Analyst and Illinois Certified Public Accountant. He received his Master of Science degree in Accountancy in 2004 and Master of Business Administration degree in Finance in 2003 from University of Illinois at Urbana-Champaign. He also received his BA from Shanghai Institute of Foreign Trade in 1992.

All directors are elected to annual terms by the holders of common stock. All directors hold office until the next annual meeting of shareholders and the election and qualification of their successors. Outside directors receive no fee for meetings attended but are reimbursed for expenses. Officers are elected annually by the board of directors and serve at the discretion of the Board.

There are no family relationships (whether by blood, marriage or adoption) between or among the Equicap directors or executive officers or the directors.

The business address of the directors is: 10510 Hillsboro Road, Santa Ana, CA 92705, U.S.A.

Description of Other Officers of the Corporation

All of the officers of the corporation are appointed by the board of directors to serve until the annual meeting of the directors and the election and qualification of their successors. Another officer of Equicap not identified above is as follows:

Mr. Philip Widmann serves as SVP, Global Marketing since the inception of Usunco, and the President of IBC Automotive Products, Inc., a wholly owned subsidiary of Usunco. He has over 27 years experience in senior management and business development, with a strong background in strategic and financial planning, strategic alliances, product and program development. Mr. Widmann has been credited with establishing the global strategic plans for Chinese factories and corporations entering the Global marketplace. Recent entrepreneurial accomplishments include the successful establishment of IBC Automotive as an internationally recognized company. Before forming and building his own company, he worked in senior management with Century Automotive Mfg., Inc. and led the company in establishing its global business plan, creating internal infrastructure, and selecting American management teams. Mr. Widmann spent 24 years in the senior management of Japanese automotive systems suppliers including Hitachi and Nippondenso. From 1984 through 2002 he developed Hitachi’s global service parts marketing plan. He also created programs in product development etc. with all major automotive companies such as Ford, General Motors, Toyota, Nissan, and Honda. Between 1976 and 1983, he established Nippondenso as electronics leader in the North American automotive marketplace.

Board Committees and Meetings

Committees of the Board

The board of directors considers all major decisions. The board has not established any standing committees thereunder. The board has affirmatively determined that Mr. Haining Liu will be an independent director as defined by applicable securities law and corporate governance guidelines.

Not later than 150 days after the closing of the Offering, the Company will have a board of directors consisting of five persons, the majority of which will be independent directors complying with the independent director requirements of NASDAQ. This obligation is pursuant to the stock purchase agreement with the Investors. In addition, if Equicap seeks listing of its shares with the NASDAQ Capital Market, then it will have to take action prior to listing to comply with the other corporate governance requirements, including having audit, nominating and executive compensation committees.

The board of directors does not have a nominations committee because there are a limited number of directors, and the board believes that shareholder suggestions would be known to the entire board if and when communicated to the Company. As such, the board of directors believes there will be sufficient communication by shareholders with the board about matters and nominees to be brought to its attention.

The board of directors functions as an audit committee and performs some of the same functions as an audit committee including: (1) selection and oversight of our independent accountant; (2) establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters; and (3) engaging outside advisors. The Company is not a "listed company" under SEC rules and is therefore not required to have an audit committee comprised of independent directors. The board has determined that its members do not include a person who is an "audit committee financial expert" within the meaning of the rules and regulations of the SEC. The board has determined, however, that each of its members is able to read and understand fundamental financial statements and has substantial business experience that results in that member's financial sophistication. Accordingly, the board believes that each of its members have the sufficient knowledge and experience necessary to fulfill the duties and obligations that an audit committee would have.

Director Compensation

For the fiscal years ended June 30, 2005 and 2006 each of the current Equicap’s directors who were former directors of Usunco received no compensation for their service as directors.

After the Share Exchange, Equicap intends to compensate each outside director, other than Mr. Colligan, with 50,000 shares of the Company’s common stock or options to purchase 50,000 shares of the Company’s common stock, vesting over 3 years.

Equicap does not compensate directors for attending meetings but does reimburse them for their out-of-pocket expenses for attending meetings.

Management Compensation

The following table provides information concerning compensation earned by the officers of Equicap who were the former management of Usunco.

SUMMARY COMPENSATION TABLE
Name and principal position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($) (j)
Peter Wang, Chairman, President	2006	--	--	--	--	--	--	--	--
Jason Lu, Chief Executive Officer	2006	--	--	--	--	--	--	--	--
David Ming He, Chief Financial Officer	2006	--	--	--	--	--	--	--	--

There are no equity awards for the fiscal year ended June 30, 2006. In the future, Equicap expects that equity shares will be a part of compensation for executives and other employees and consultants.

2006 Stock Option Plan

Usunco adopted its 2006 Stock Option Plan on May 18, 2006 by the board of directors and approved by the shareholders on May 18, 2006. The plan provides for the issuance of up to 5,000 shares of common stock of Usunco prior to the Share Exchange with Equicap, Inc. (equivalent to 1,970,698 shares of common stock of Equicap, Inc. based n the rate of shares used in connection with the Share Exchange) under Incentive or Nonstatutory Stock Options. The plan is administered by the Board of Directors. The Board of Directors, at the time of a grant, will determine the type of option, the exercise price, vesting schedule, and expiration date, as well as any other terms of the grant. The minimum exercise price of incentive stock option cannot be less than 75% (or 100% if granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary) of the fair market value on the date of the grant, and the minimum exercise price of nonstatutory stock option cannot be less than 100% of the fair market value on the date of the grant. Incentive stock options may be granted only to employees, otherwise options may be granted to officers, directors, employees and consultants, or collectively “Service Providers”. No stock options were awarded during the fiscal year ended June 30, 2006. Currently, there are 366,550 shares which Usunco has committed to issue as incentive stock option grants under the plan at an average weighted exercise of $1.065 per share. The company plans to take steps to provide any options that were committed to be issued under this plan are modified to provide that they will be issued under a plan under which the shares to be issued will be those of Equicap rather than Usunco.

Employment Contracts

Currently, all employees of Equicap are employed on “at will” employment agreements except Mr. David Ming He, the Chief Financial Officer, who has signed an employment agreement with the Company. The Company intends to establish formal employment contracts for certain other key employees in the future.

The employment agreement with Mr. He provides for a term of employment ending January 2012, unless terminated in accordance with the agreement. Mr. He will devote substantially all of his employment time and attention to the affairs of the company. Mr. He will report to the Chief Executive Officer. He will be entitled to a base salary of $48,000 which will be reviewed annually by the Chief Executive Officer or the compensation committee if there is one to determine if increases should be made in light of the size and performance of the company. There is provided a 10% increase on January 15, 2009. Mr. He is entitled to a bonus in each of the fiscal years during the term of the agreement, and may be in the form of cash, stock options or stock. Mr. He will also be eligible to participate in the stock option and similar plans of the company. He will be granted an option for 183,275 shares of common stock, of which one third will vest each 12 months after the commencement of employment and the balance will pro rate each month thereafter. Mr. He will be provided insurance under the company health plans or paid $1,000 in respect of premiums if not so covered. He will also be entitled to $1,000 per month as a non accountable expense account, in addition to reimbursement for all other actual travel and other business related expenses. The employment agreement provides for non-competition and non-solicitation restrictions, confidentiality obligations and restrictions on engaging in other employment. In the event of termination without cause or for good reason by the executive or upon a change of control, Mr. He will be paid the consideration due for the balance of the employment period of the contract, bonuses for the prior and current year of termination and insurance coverage.

Executive Compensation Determination

It is the intention of Equicap to determine executive compensation by a decision of the majority of the independent directors, at a meeting at which the chief executive officer will not be present. In the future, the board may establish a compensation committee.

From time to time key employees may receive a cash bonus as rewards for their job performance that meet or exceed the operation goals and results set up by the board of directors or high-level management. The Company will also consider other employee benefits for which it will assume the cost, such as health and dental insurance benefits. The Company also will reimburse employees for their travel expenses. The following table lists the compensation the company pays to its executives and key persons for fiscal year 2007. The compensation listed in the following table may be changed based on the decision or resolution from the company’s board of directors or the compensation committee.

Name and Principal Position	Annual Salary or Wages

Peter Wang, Chairman, President	$50,000.00

Jason Lu, Chief Executive Officer	$75,000.00

David Ming He, Chief Financial Officer	$48,000.00

Philip Widmann, Senior Vice President	$45,000.00

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired. None.

(b)	Pro forma financial information. None

(c)	Exhibits. None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equicap, Inc. (Registrant)

Date: March 29, 2007	By:	/s/ Peter Wang
Peter Wang, Chairman and President